Fiscal 2020 December/January

About This Presentation This presentation contains statements, estimates and projections which are forward-looking statements (as defined in Section 21E of the Securities and Exchange Act of 1934, as amended). Management believes that these are reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K for a more extensive list of factors that could affect results. Among them are adverse weather conditions and the seasonal nature of our business, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, liability for UGI 2 CORPORATION uninsured claims and for claims in excess of insurance coverage, domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East and the potential withdrawal of the United Kingdom from the European Union, and foreign currency exchange rate fluctuations (particularly the euro), the timing of development of Marcellus Shale gas production, the availability, timing and success of our acquisitions, commercial initiatives and investments to grow our business, our ability to successfully integrate acquired businesses and achieve anticipated synergies, including certain integration risks relating to the acquisition of CMG, and the interruption, disruption, failure, malfunction, or breach of our information technology systems, including due to cyber-attack, the inability to complete pending or future energy infrastructure projects, and our ability to achieve the operational benefits and cost efficiencies expected from the completion of pending and future transformation initiatives at our business units. UGI undertakes no obligation to release revisions to its forward-looking statements to reflect events or circumstances occurring after today.

Use of Non-GAAP Measures In this presentation, Management uses certain non-GAAP financial measures, including UGI Corporation Adjusted Earnings Per Share, UGI Corporation Free Cash Flow, UGI Corporation Adjusted EBITDA, and UGI France Unit Margins. These financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes the presentation of these non-GAAP financial measures provides useful information to investors to more effectively evaluate period- over-period earnings, profitability and cash flow generation of the Company’s UGI businesses. Reconciliations of these non-GAAP financial measures to the most directly 3 CORPORATION comparable financial measure calculated and presented in accordance with GAAP are presented in the Appendix of this presentation.

Corporate Overview

Corporate Overview UGI Corporation is a distributor and marketer of energy products and services including natural gas, propane, butane, and electricity 2019 Adjusted EPS1 2019 Pro Forma Adjusted EPS2 UGI 5 CORPORATION 40% 50% 50% 60% 1Adjusted EPS is a non-GAAP measure. Excludes Corporate & Other $(0.07). Please see Appendix for reconciliation. 2Pro Forma Adjusted EPS assumes full-year AmeriGas ownership. Excludes Corporate & Other $(0.11).

A Compelling Value Proposition Highest 20-year free cash flow1 as a % of Adjusted EBITDA1 Outstanding cash generation among Multi-Utilities in the S&P Utilities index Commitment FY 1999- Strong track record of disciplined 2019 Actual Adjusted EPS1 UGI capital deployment and meeting our 6-10% 10.7% 6 CORPORATION commitments Dividend 4% 7.1%  Strong and growing natural gas demand  Utility rate base and customer growth  Clear path to growth Marcellus-based infrastructure  National Accounts and Cylinder Exchange  Targeted M&A  LNG and energy marketing expansion  Broadening of activities in Europe (1) Free cash flow, Adjusted EBITDA and Adjusted EPS are non-GAAP measures. See Appendix for reconciliation.

Core Strategic Principles Distribution and services business, marketing volume Minimize commodity exposure hedged back-to-back, LPG customer volume hedged as service offering Established portable LNG, entered Italian LPG market, Push boundaries of core business expanded midstream platform into SW PA, eastern Ohio and the panhandle of West Virginia, integrated four bolt- UGI on acquisitions in Europe 7 CORPORATION Maintain strong balance sheet Outstanding cash flow and additional debt capacity Growing Midstream’s fee-based margin, AmeriGas Reduce weather dependence over time Cylinder Exchange is counter-seasonal, National Accounts is less weather-dependent, increasing Utility fixed charges in base rate cases Utilize a layered, three-year Fx hedging program to shave Reduce P&L currency exchange rate volatility “peaks and valleys” caused by currency fluctuations

Strongest Cash Flow Among Sector Peers 20 Year Free Cash Flow1/ 20 Year Adjusted EBITDA1 S&P Utilities Index - Multi-Utilities 17% 6% 5% 4% 3% 2% UGI 8 CORPORATION -3% -10% -14% -17% -19% UGI Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 (1) UGI Free Cash Flow = Cash Provided by Operations less Capital Expenditures and less Distributions on AmeriGas Partners Publicly Held Units. Free cash flow and Adjusted EBITDA are non-GAAP measures. Please see appendix for reconciliation.

Meeting our Commitments – EPS Growth $3.50 10.7% Adjusted EPS CAGR Above 6-10% Long Term Target $3.00 $2.90 $2.74 $2.60 $2.50 $2.29 $2.28 $2.00 UGI $2.05 9 CORPORATION $2.02 $2.01 $1.50 $1.57 $1.61 $1.46 $1.41 $1.33 Annual Earnings per Share per Earnings Annual $1.26 $1.25 $1.18 $1.00 $1.10 $0.76 $0.77 $0.50 $0.60 $0.47 $0.36 $0.30 $0.00 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E Earnings per share (EPS) for 1999 – 2009 represents GAAP EPS, adjusted for stock splits. 2010-2019 EPS represents Adjusted EPS which is a non-GAAP measure. Please see appendix for reconciliation.

UGI Increased Dividend by 25% • Two part increase • In total, annualized dividend increased $0.26 from FY18 to FY19 $1.40 7.1% 20-year CAGR 2 $1.30 $1.20 9.4% 10-year CAGR Above 4% Long-Term Target 1 $1.00 $1.04 $1.00 UGI $0.95 10 CORPORATION $0.91 $0.80 $0.87 $0.75 $0.72 $0.69 $0.60 $0.67 Dividends per Share per Dividends $0.53 $0.49 $0.51 $0.40 $0.45 $0.47 $0.42 $0.37 $0.38 $0.33 $0.34 $0.36 $0.20 $0.00 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Red circles indicate dividend increases above 10% 1Dividends per share, adjusted for stock splits. 2 Payable in FY20.

Outperformance Driven by Cadence of Disciplined Investments



Total 20-year Shareholder Return CAGR of 15.92% (as of 9/30/19)
2450
1950
1450
950
450
-50
Total Return %
Began Cylinder Exchange
Entered Europe
Entered France
Columbia Propane Acquisition
Acquired TXU Corp's NE gas marketing operation
Acquired utility operations of PG Energy
Acquired gas utility operations of PPL
Heritage acquisition
1 BCF expansion of Temple LNG
Auburn I Project
Auburn II Project
PennEast Pipeline Announced
Union Dale Pipeline Project
Finagaz acquisition nearly doubles volume in France
Manning LNG Project
Sunbury Pipeline project
CMG Acquisition
AmeriGas Merger Transaction
UGI
S&P 500
Sep-99
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
Sep-08
Sep-09
Sep-10
Sep-11
Sep-12
Sep-13
Sep-14
Sep-15
Sep-16
Sep-17
Sep-18
Sep-19

UGI CORPORATION

11

Cash Engine Drives Future EPS and Dividend Growth Base Business $1.1 - $1.4 Billion Cash from UGI Dividends & Regulatory Operations and Share 55% LPG Earnings Growth 45% Nat Gas Repurchase UGI 12 CORPORATION Investment Capital Capital and M&A $150M - $200M Expenditures, Financing Earnings Growth M&A & Other 6% - 10% Adjusted EPS Growth and 4% Dividend Growth All figures represent multi-year average targets.

Capital Allocation Priorities Grow and Deliver Value • Supports commitment to shareholders to grow Adjusted EPS by 6% - 10% annually 1.) Capex and Other • Maintain and grow existing business • Add assets that complement core competencies • Execute on robust capital plan at Utilities • Support productivity initiatives UGI 13 CORPORATION 2.) Return Capital to • Meet commitment to shareholders to grow annual dividend by 4% Shareholders • Maintain competitive dividend payout ratio of 35% - 45% • Share repurchase program maintains steady float • Commitment to balance sheet strength • Increased cash flow from recent acquisitions supports debt reduction 3.) Optimize Leverage • Reduce AmeriGas leverage to target range of 4.0x – 4.25x • Maintain capacity at holdco level for enterprise-changing opportunities

UGI's Growing Cash Flows Support Capital Deployment

UGI
CORPORATION


~$5.5B
~$3.5B -$4.0B
• Capital plan at Utilities
• Organic growth on CMG system
• LPG Business Transformation Initiatives
• Natural Gas infrastructure buildout (Eastern Marcellus)
• Technology solutions at LPG businesses
~$1.0B - $1.5B
• Meet commitment to shareholders to grow annual dividend by 4%
• Maintain competitive dividend payout ratio of 35% - 45%
~$0.25B - $0.75B
• Reduce AmeriGas leverage to target range of 4.0x – 4.25x
• Reduce consolidated leverage to pre-acquisition levels
Cash From Operations FY20 - FY23
Capex, M&A & Other
Dividends & Share Repurchase
Debt Reduction

Grow and Deliver Value

14

Record Capital Deployment CAPEX expected to increase to ~$850 million in FY20 -Includes capex associated with LPG business transformation Capital Expenditures: 2019-2023 Capital Expenditures: 2014-2018 $4.5 Billion $2.7 Billion UGI CORPORATION 15 27% 32% 68% 73% Natural Gas LPG Natural Gas LPG

Debt Repayment

- UGI's philosophy to hold debt at its business units and keep capacity at the holdco level for enterprise-changing investments enabled UGI to use its balance sheet to finance a portion of the AmeriGas merger and CMG acquisition in FY19 at the holdco level
- Plan to reduce AmeriGas leverage to 4.0x – 4.25x range
- Limited near term financing needs



Leverage[1,2]
3.0x
4.7x
4.0x
3.9x
3.2x
3.1x
FY18A
FY19A
FY20E
FY21E
FY22E
FY23E



$2,500
$2,000
$1,500
$1,000
$500
$0
MM
2020
2021
2022
2023
2024
2025
2026
2027
2033 - 2049
Debt Maturities by Fiscal Year
AmeriGas LT Debt
AmeriGas Credit Facilities
UGI Utilities LT Debt
UGI Utilities Credit Facilities
UGI Energy Services Credit Facilities
UGI International LT Debt
UGI International Credit Facilities
UGI Energy Services LT Debt
UGI Corporation LT Debt
UGI Corporation Credit Facilities

[1]Estimated using long-term business planning and debt repayment assumptions
[2]Total debt over Adjusted EBITDA

UGI CORPORATION
16

Key Investments Drive Earnings $4.25 $4.051 11%-13% Growth $3.75 AdjustedEPS $3.75 10%-12% Growth UGI 17 CORPORATION $3.25 $2.901 $2.75 $2.60 $2.25 FY 2020 Guidance1 Global LPG Natural Gas FY 2023 Estimate1 1Adjusted EPS is a non-GAAP measure. Because we are unable to predict certain potentially material items affecting diluted earnings per share on a GAAP basis, principally mark-to-market gains and losses on derivative instruments as well as due to the unknown effect, timing and potential significance of certain other income statement items, we cannot reconcile 2020 and 2023 Adjusted EPS to diluted EPS, the most comparable GAAP measure. We have based these estimates on our expectations and assumptions about future events, and UGI undertakes no obligation to update to reflect events or circumstances occurring after today. While our management believes the assumptions to be reasonable, due to the timeframe over which the above estimates are projected, and their subjectivity to a variety of uncertainties that we do not control, our results could differ materially from these estimates.

Business Overview



Gas Utility
UGI Utilities (gas, ~655,000 customers)
Electric Utility
UGI Electric (electric, ~62,000 customers)

Regulated gas & electric utilities serving over **715,000** customers

Most contemporary distribution system in Pennsylvania

Service territories lie within or adjacent to the Marcellus Shale production area

2nd Largest gas utility in Pennsylvania[1] serving 44 of 67 counties

[1] Based on total customers

UTILITIES
19

Marcellus Advantage

- Over 90% of UGI Utilities natural gas sourced from the Marcellus Shale
  - Marcellus natural gas priced at over 15% discount to NYMEX during FY19
- Strong demand for natural gas (conversions, power generation, etc.)
- Favorable environment for economic development
- Significant value for customers
  - Collectively, our customers paid ~$360MM less in 2019 than in 2009
  - Average residential customer saved ~$950 in fiscal year 2019 vs. heating oil customers


Natural Gas
Electric
Marcellus Shale Area

UTILITIES

20

UGI UTILITIESMarcellus Gas Driving Growth in PA Natural Gas Delivered to PA Natural Gas Delivered to Customers in PA Electric Power Customers 1,400,000 600,000 MMCF MMCF 1,200,000 500,000 UTILITIES 1,000,000 21 400,000 800,000 300,000 600,000 200,000 400,000 100,000 200,000 0 0 Source: Energy Information Administration

UGI UTILITIESCapital Investment Drives Rate Base Growth $4.0 $500 Capital Investment $445 - $485/year Rate Base Growth $400 $3.0 Millions $300 $2.0 $200 UTILITIES 22 Rate Base Billions Base $ Rate $1.0 $100 $0.0 $- 2013 2014 2015 2016 2017 2018 2019 2020E 2021E 2022E 2023E 2014 2015 2016 2017 2018 2019 2020P 21-'23 Replacement & Betterment Growth Other* Electric IT *Other includes Buildings and Grounds beginning in FY18 Capital Drivers FY20 – FY23 ($1.8B in planned capital spend) • Gradually increase infrastructure replacement and building and grounds investment • IT upgrade (Asset Management, Geographic Information Systems, Work Management)

UGI UTILITIESAnnual Customer Growth ~ 265,000 customers added 2000 - 2019 20,000 18,000 Customers 16,000 14,000 UTILITIES 12,000 23 10,000 8,000 6,000 4,000 2,000 0 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 New Homes Conversions Upgrades Commercial

UGI UTILITIESPeak Day Growth 2.5 2.0 1.5 BCF 1.0 UTILITIES 24 0.5 0.0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 PGC Customers Transportation Customers Capacity Reserve Requirement • Peak day demand growth driven by above average customer growth, power generation and large commercial & industrial customers • Peak Day Demand expected to increase by 9% 2019-2029 Assumes existing service agreements are renewed

Business Overview Midstream Assets • LNG Peaking • Total vaporization (360,000 Dth/day) • Total liquefaction (15,000 Dth/day) • Built Pipeline Capacity • Total capacity (~3,925,000 Dth/day) ENERGY 26 SERVICES • Natural Gas Storage • 15 MMdth Commodity Marketing • Serving more than 13,000 residential, commercial, and industrial customers on 42 gas utility systems and 20 electric utility Significant assets in the Marcellus Shale – systems well positioned to participate in the build-out and serve growing natural gas demand Electricity Generation through a broad range of investments • ~300 MWs of electric generation capacity

Full Suite of Midstream Services in Appalachia Region



TL-94&96
Auburn
NY
Marshlands
TGP
Union Dale
Texas Creek
Transco (Leidy)
Ponderosa
Pennant
Sunbury
PA
OH
Big Pine
Mt. Bethel
TGP
TETCO
Penn East
(Under Development)
NJ
Majorsville
E. Washington
TETCO
Gibraltar
TETCO
WV
Equitrans
MD
DE
0 5 10 20 30 40
Miles
Storage
Gas Processing
Power Plant
LNG Peaking Facility
Existing UGIES assets
CMG assets

- Addition of complementary CMG assets increases the breadth and scale of our midstream activities across the Appalachian Region
- Multiple downstream interconnections to interstate pipelines

ENERGY SERVICES

27

UGIES Historical Margin1 Breakdown 11% & 12% colder than normal 21% & 15% warmer than normal winter, respectively winter, respectively $310 $293 $285 $35 $46 $257 $44 $241 $245 $25 $28 $34 ENERGY 28 SERVICES $165 $225 $185 $135 $138 $32 $180 $131 $187 $18 $168 $28 $16 $161 $52 $75 $47 $58 $60 $68 $58 $62 $61 $57 $46 $49 $50 $45 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Commodity Marketing Midstream Power Generation 1Margin is a non-GAAP measure. See GAAP reconciliation in the appendix

Cumulative Capital Investment $1,600,000 $1,400,000 $1,200,000 $1,000,000 ENERGY 29 SERVICES $800,000 Capital Expenditures ($ in in thousands) ($ ExpendituresCapital $600,000 $400,000 $200,000 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Midstream Power Generation Other

Fee-Based Income Stabilizes Earnings 2013 Margin1 Anticipated 2023 Margin1 19% 39% ENERGY 30 SERVICES 61% 81% Fee-Based Margin All Other Margin Fee-Based Margin All Other Margin 1Revenue less Cost of Sales

UGI International Overview Operations in 17 Countries Over 615,000 Total Customers LPG Distribution INTERNATIONAL 32 Over 960 million gallons of LPG sold in FY 2019 Leader distributor in France, Austria, Belgium, Denmark, Luxembourg, and Hungary Over 19 million cylinders in circulation Over 527,000 bulk customers LPG Distribution LPG Distribution and Energy Marketing

Business Transformation Initiative • Identified over €30 million of permanent annual savings and operational efficiencies that will be implemented by the end of FY22 • Establishment of 2 Centers of Excellence • Commercial Excellence – continuous improvement to customer experience INTERNATIONAL 33 • Operational Excellence – focus on distribution network and filling plants • Identification of synergies and best practices across Europe – continued emphasis on customer service and safe operations Estimated Cost to Expect ~€5million in Implement ~€55 million P&L Benefits in FY20 ~ 35-40% attributable to capex -More significant benefits build in FY21 and beyond -Majority of cost will occur by the end of FY22

Evolution – Major Acquisitions 2017 2017 2015 2011 2017Italy 2010 Belgium 2011Finland INTERNATIONAL 2001 (20%) 34 Denmark Luxembourg 2004 (100%) 2010 Norway Hungary Sweden 1999 2006Poland Netherlands Romania United Kingdom 2004Switzerland 2001France Austria 2019: Over 832MM retail gallons 1999Czech Republic Slovakia 1999: ~44MM retail gallons $0.80 FY 19 Adjusted 1 1Adjusted EPS is a non-GAAP measure. See appendix for reconciliation. EPS

Track Record of Margin Management 1.50 € 1.25 € 1.00 € INTERNATIONAL 35 0.75 € 0.50 € UGI France Gallon per € France UGI 0.25 € 0.00 € 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Avg. Platt's Cost UGI France Unit Margins 1 1Unit margin is a non-GAAP measure. Please see appendix for reconciliation.

Strategically located LPG Supply Assets Provide Flexibility



Import terminal - SEA
Import terminal - PIPELINE
Import terminal - RAILCARS
Terminal - REFINERY
Depots / Railheads / Storage
Intra-Europe trade flows are increasing
~ 40% of Europe's supply is imported from outside of Europe (14% from U.S.)
Hamina
Mossmorran
Esbjerg
Stanlow
Norgal
Donges
Ambes
FR: 40+ depots
Lavera
Malaszewicze
Slawkow
Halmeu

- UGI stores LPG at various storage facilities and terminals across UGI
  - Ownership interests in 10 primary storage facilities and more than 80 secondary storage facilities
- Manages extensive logistics and transportation network

INTERNATIONAL

36

AmeriGas Overview

Largest Propane Distributor in U.S.[1]


Agriculture & Transport 8%
Residential Heating & Cooking 35%
Motor Fuel 18%
Commercial / Industrial 39%

~1.1 billion retail gallons sold in FY19

1.6 million customers


AmeriGas

Bulk Distribution

1mm tanks with 120 – 1,200 gallon capacity



National Accounts

Utilizing scale to serve regional and national customers



Cylinder Exchange

Portable tanks for barbecues and outdoor heating

[1] Based on volume of retail propane gallons distributed annually.

AMERIGAS
38

Business Transformation Initiative • Identified over $120 million of permanent annual savings and operational efficiencies that will be implemented by the end of FY22 • Acceleration of Pace and Scale of Initiatives • Customer Digital Experience • Customer Relationship Management AMERIGAS • Operations Process Redesign and Specialization 39 • Distribution and Routing Automation • Sales Effectiveness • Procurement and G&A • Supply & Logistics Estimated Cost to Expect ~$30 million in Implement ~$175 million P&L Benefits in FY20 ~ 55-60% attributable to capex -More significant benefits build in FY21 -Majority of cost will occur by the end of FY22 and beyond

National Accounts Program • Roughly 50% less weather sensitive than base business Delivering to nearly • Customer-focused solution • Best in class back office 52,000 Customer Locations AMERIGAS • Turnkey installation options 40 • Unparalleled footprint 44% • Leverage AmeriGas scale Volume increase • 1,800 distribution points across all since 2014 50 states • Technology improvements (including distribution and route optimization)

Cylinder Exchange Program – Key Attributes • Product of Convenience • Industry leader in automated vending • Home delivery pilot went live in summer of FY19 • Continue to optimize distribution AMERIGAS • National footprint 41 • Expansion with major retailer and large convenience store chain • Roll-out several hundred “24/7” automated cylinder vending locations by the end of the calendar year • Available at over 62,000 locations throughout the U.S.

Significant Transportation & Logistics Network



12 Transflow Units
22 Terminals
900 PTI Trailers
Over 250 Propane Suppliers(a)
500 Rail Cars
~1,800 Distribution Locations
2,910 Bobtail Trucks
~1.6 Million Customers
AmeriGas AutoGas

Most flexible, reliable supply chain coverage in the retail propane industry

Ability to quickly focus flexible truck, rail and trans-loading assets to areas in need

AmeriGas Airborne

Specialized team from around the country that reacts quickly to keep propane supply moving during extreme weather

(a) Domestic and international suppliers

AMERIGAS

42

Summary • Proven track record of exceeding our commitments to our shareholders • 6% - 10% long-term annual Adjusted EPS growth • 4% annual dividend growth • Well-positioned to build on our momentum • Strong and growing natural gas demand • Utility rate base and customer growth UGI 43 CORPORATION • LPG Business Transformation Initiatives • Marcellus-based infrastructure; 2nd Order Investment Opportunities on CMG Assets • National Accounts, Cylinder Exchange • Targeted M&A • LNG, energy marketing expansion • Broadening of activities in Europe • Enhanced technology platform to support growth and improve customer experience • Diversified and growing cash generation

Appendix

UGI Corporation Adjusted EPS

(Millions of dollars, except per share amounts)

	Year Ended September 30, 2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Non-GAAP Reconciliation:										
Adjusted net income attributable to UGI Corporation:										
Net income attributable to UGI Corporation	$ 251.8	$ 245.4	$ 210.2	$ 278.1	$ 337.2	$ 281.0	$ 364.7	$ 436.6	$ 718.7	$ 256.2
Net losses (gains) on commodity derivative instruments not associated with current-period transactions (net of tax of $(59.5), $26.7, $31.9, $13.5 and $(30.9), respectively) (a) (b)	8.2	(17.4)	(8.9)	(4.3)	6.6	53.3	(29.9)	(51.2)	(68.1)	147.4
Unrealized (gains) losses on foreign currency derivative instruments (net of tax of $9.3, $9.3, $(9.9), $0 and $0), respectively) (a)		-	-	-	-	-	-	13.9	(19.6)	(22.9)
Loss on extinguishments of debt (net of tax of $(1.9), $0, $(6.1), $(5.0) and $0, respectively) (a)		-	2.2	-	-	-	7.9	9.6	-	4.2
AmeriGas Merger expenses (net of tax of $(0.4), $0, $0, $0 and $0, respectively) (a)		-	-	-	-	-	-	-	-	1.2
Acquisition and integration expenses associated with the CMG Acquisition (net of tax of $(4.5), $0, $0, $0 and $0, respectively) (a)		-	-	-	-	-	-	-	-	11.2
LPG business transformation costs (net of tax of $(5.1), $0, $0, $0 and $0, respectively) (a)		-	-	-	-	-	-	-	-	15.6
Integration expenses associated with Finagaz (net of tax of $0, $(12.0), $(13.7), $(10.6) and $(7.7), respectively) (a)		-	8.8	4.4	4.3	14.9	17.3	26.2	18.5	-
Impairment of Partnership tradenames and trademarks (net of tax of $0, $(5.8), $0, $0 and $0, respectively) (a)		-	-	-	-	-	-	-	14.5	-
Impact from change in French tax rate		-	-	-	-	-	-	(29.0)	(12.1)	-
Remeasurement impact from TCJA		-	-	-	-	-	-	-	(166.3)	-
Costs associated with extinguishment of debt (net of tax of $0, $0, $0, $0 and $(5.7), respectively) (a) (c)		10.4	-	-	-	4.6	-	-	-	-
Impact of retroactive change in French tax law		-	-	-	5.7	-	-	-	-	-
Gain on Sale of Atlantic Energy (net of tax of $19.3 in 2010)	(17.2)									
Adjusted net income attributable to UGI Corporation (d)	$242.8	$238.4	$212.3	$278.2	$353.8	$353.8	$360.0	$406.1	$485.6	$412.9
Adjusted diluted earnings per share:										
UGI Corporation earnings per share - diluted	$ 1.52	$ 1.45	$ 1.24	$ 1.60	$ 1.92	$ 1.60	$ 2.08	$ 2.46	$ 4.06	$ 1.41
Net losses (gains) on commodity derivative instruments not associated with current-period transactions (b)	0.05	(0.10)	(0.05)	(0.02)		0.30	(0.17)	(0.29)	(0.39)	0.82
Unrealized (gains) losses on foreign currency derivative instruments		-	-	-		-	-	0.08	(0.11)	(0.13)
Loss on extinguishments of debt		0.06	0.01	-		-	0.04	0.05	-	0.02
AmeriGas Merger expenses		-	-	-		-	-	-	-	0.01
Acquisition and integration expenses associated with the CMG Acquisition		-	-	-		-	-	-	-	0.06
LPG business transformation costs		-	-	-		-	-	-	-	0.09
Integration expenses associated with Finagaz		-	-	-		0.08	0.10	0.15	0.10	-
Integration and acquisition expenses associated with the retail propane businesses of Energy Transfer Partners, L.P. ("Heritage Propane") acquired by the Partnership on January 12, 2012		-	0.05	0.03						
Impairment of Partnership tradenames and trademarks		-	-	-		-	-	-	0.08	-
Impact from change in French tax rate		-	-	-		-	-	(0.16)	(0.07)	-
Remeasurement impact from TCJA		-	-	-		-	-	-	(0.93)	-
Costs associated with extinguishment of debt		-	-	-		0.03	-	-	-	-
Gain on sale of Atlantic Energy	(0.11)	-	-	-		-	-	-	-	-
Adjusted diluted earnings per share (d)	$ 1.46	$ 1.41	$ 1.25	$ 1.61	$ 2.02	$ 2.01	$ 2.05	$ 2.29	$ 2.74	$ 2.28

UGI CORPORATION
45

UGI Corporation Free Cash Flow

($ in millions)

	Year Ended September 30,									
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Net Cash Provided By Operating Activities	$ 132.7	$ 203.5	$ 247.5	$ 249.1	$ 260.7	$ 437.7	$ 279.4	$ 456.2	$ 464.4	$ 665.0
Less: Expenditures for property, plant, and equipment	(71.0)	(78.0)	(94.7)	(100.9)	(133.7)	(158.4)	(191.7)	(223.1)	(232.1)	(301.8)
Free Cash Flow Before Distributions on AmeriGas Publicly Held Common Units	61.7	125.5	152.8	148.2	127.0	279.3	87.7	233.1	232.3	363.2
Less: Distributions on AmeriGas Partners Publicly Held Common Units	(39.1)	(44.3)	(53.5)	(56.4)	(62.4)	(66.6)	(73.6)	(85.0)	(80.9)	(159.1)
Free Cash Flow	$ 22.6	$ 81.2	$ 99.3	$ 91.8	$ 64.6	$ 212.7	$ 14.1	$ 148.1	$ 151.4	$ 204.1

	Year Ended September 30,									
	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Net Cash Provided By Operating Activities	$ 598.8	$ 554.7	$ 707.7	$ 801.5	$ 1,005.4	$ 1,163.8	$ 969.7	$ 964.4	$ 1,085.3	$1,078.1
Less: Expenditures for property, plant, and equipment	(347.3)	(360.7)	(339.4)	(486.0)	(456.8)	(490.6)	(563.8)	(638.9)	(574.9)	(704.6)
Free Cash Flow Before Distributions on AmeriGas Publicly Held Common Units	251.5	194.0	368.3	315.5	548.6	673.2	405.9	325.5	510.4	373.5
Less: Distributions on AmeriGas Partners Publicly Held Common Units	(89.1)	(93.7)	(181.7)	(226.5)	(237.7)	(248.9)	(257.3)	(261.6)	(263.0)	(263.1)
Free Cash Flow	$ 162.4	$ 100.3	$ 186.6	$ 89.0	$ 310.9	$ 424.3	$ 148.6	$ 63.9	$ 247.4	$ 110.4

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UGI Energy Services Historical Margin ($ in millions) Year Ended September 30, 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Total Revenues - Midstream & Marketing $ 1,222.6 $ 1,155.9 $ 942.2 $ 1,122.8 $ 1,473.7 $ 1,181.4 $ 876.6 $ 1,121.2 $ 1,421.7 $ 1,534.9 Total Cost of Sales - Midstream & Marketing (1,055.5) (986.5) (779.7) (927.3) (1,149.8) (872.4) (612.2) (856.7) (1,090.8) (1,254.2) Margin - Midstream & Marketing 167.1 169.4 162.5 195.5 323.9 309.0 264.4 264.5 330.9 280.7 Less: HVAC Margin (31.8) (32.0) (32.1) (31.5) (31.6) (24.4) (23.4) (19.8) (21.2) (23.2) UGI UGIES Margin $ 135.3 $ 137.4 $ 130.4 $ 164.0 $ 292.3 $ 284.6 $ 241.0 $ 244.7 $ 309.7 $ 257.5 47 CORPORATION Margin Breakdown: Commodity Marketing $ 60.2 $ 67.5 $ 56.9 $ 57.6 $ 61.9 $ 60.6 $ 45.7 $ 48.8 $ 49.8 $ 45.0 Midstream 47.4 51.7 57.5 74.9 184.9 180.4 161.1 168.0 225.0 187.3 Power Generation 27.7 18.2 16.0 31.5 45.5 43.6 34.2 27.9 34.9 25.2 UGIES Margin $ 135.3 $ 137.4 $ 130.4 $ 164.0 $ 292.3 $ 284.6 $ 241.0 $ 244.7 $ 309.7 $ 257.5

UGI Corporation Adjusted EBITDA ($ in millions) UGI 48 CORPORATION

UGI France Unit Margins

($ & € in thousands, except unit margin)

	Year Ended September 30,											
	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
LPG revenues	$ 1,062,561	$ 837,676	$ 887,067	$ 1,050,628	$ 1,083,666	$ 1,244,753	$ 1,169,610	$ 942,511	$ 1,160,013	$ 1,144,939	$ 1,349,884	$ 1,218,105
LPG cost of sales	(615,944)	(362,425)	(465,867)	(649,824)	(650,305)	(774,097)	(727,029)	(471,511)	(418,358)	(438,172)	(612,693)	(602,104)
Adjustment for Commodity Mark-to-Market loss (gain)	-	-	-	-	-	-	-	9,944	(14,071)	(9,187)	(20,102)	63,925
Total adjusted LPG margin (USD)	$ 446,617	$ 475,251	$ 421,200	$ 400,804	$ 433,361	$ 470,656	$ 442,581	$ 480,944	$ 727,584	$ 697,580	$ 717,089	$ 679,926
Foreign Currency Exchange Rates (Euro/USD)	1.51	1.35	1.36	1.40	1.30	1.31	1.36	1.15	1.11	1.11	1.19	1.13
Total adjusted LPG margin (Euro)	€ 296,261	€ 350,903	€ 310,608	€ 286,427	€ 332,758	€ 358,630	€ 326,279	€ 418,212	€ 657,678	€ 628,450	€ 602,596	€ 602,771
Total Tons Sold	567	561	542	524	575	596	539	639	963	983	960	923
Gallons/ton	516	516	516	516	516	516	516	516	516	516	516	516
Total Gallons Sold	292,616	289,290	279,889	270,542	296,704	307,771	278,320	329,947	497,028	507,228	495,360	476,268
Average Adjusted LPG Margin per Gallon	€ 1.01	€ 1.21	€ 1.11	€ 1.06	€ 1.12	€ 1.17	€ 1.17	€ 1.27	€ 1.32	€ 1.24	€ 1.22	€ 1.27

Margin excludes commodity derivative mark-to-market adjustments

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CMG: The Acquired Assets Initial Length Diameter Capacity System Asset Type In-service (miles) (in) (‘000 MMBtu/d) Big Pine Dry gas gathering 2013 67 20, 24 ~425 East Washington Infield gathering 2015 21 8, 12, 16 ~300 Gibraltar Dry gas gathering 2017 25 36 ~1,000 UGI 50 CORPORATION Majorsville Wet gas gathering 2010 46 16, 20 ~350 Gas gathering and ~600 (gathering)2 Pennant 1 2014 82 16, 20, 24 processing ~240 (processing) 2 ~2,675 (gathering) Total ~240 (processing) . Provides UGI with a full suite of midstream services including in-basin transportation, dry and wet gas gathering and natural gas processing . Total volumes on acquired assets have a CAGR of ~20% over the past two years 1 Includes a 47% interest in the Pennant system. 2 Reflects 100% of the capacity on the system.

UGI Energy Services: Critical Midstream Infrastructure Serving High-Demand Markets

Low cost supply:

- Our assets are located in the core region of the Appalachian Basin, with volumes supported by a long-lived, low-cost resources
  - Production from the Appalachian region has grown at a CAGR of 14% from 2014
  - Projections show both Marcellus and Utica will account for 32% of U.S. gas production by 2024

Growing regional and national demand:

- Natural gas demand is poised to continue growing in the U.S. and especially in the regions served by the assets
  - U.S. demand set to grow 1.9% to 2024, with the NE growing at 2.5%
  - National demand growth is supported by increasing long-haul takeaway capacity to serve growing Gulf Coast demand
  - Regional demand story driven by proximity to major population centers and a major transition of the Northeastern power generation fleet from coal to gas

Natural Gas Demand Projections



140
120
100
80
60
40
20
0
75 75 74 82 85 87 88 90 92 92
22 22 22 24 25 25 26 27 28 27
6 7 6 7 8 8 9 9 10 9
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
2.1% CAGR
2.3% CAGR
4.8% CAGR
Regional power demand
Regional total demand(1)
Total national demand growth

UGI CORPORATION

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Source: WoodMackenzie, Company information.
(1) Includes Illinois, Michigan, Delaware, Ohio, District of Columbia, Maryland, Virginia, West Virginia, New Jersey, New York, and Pennsylvania.

Strategic Platform Underpinned by Long-Term Contracts High quality assets with long-term fee-based 2019 Revenue Breakdown by contract tenor and contracts in one of North America’s most prolific profile shale basins Contract Tenor . Five recently-constructed assets enhance our Usage existing gathering business and bring UGI into wet <5 years 4% gas gathering and processing 6% >10 years 50% . ~93% of CMG’s 2020E revenue is from take-or-pay contracts and acreage dedications with active 5-8 years 24% UGI operators in the Appalachian Basin 52 CORPORATION . Diversified customer base; 90% of current contracts have tenor greater than 5 years 8-10 years 16% . Connectivity to key market hubs creates optimization Contract Profile opportunities Usage . Each system provides multiple 7% interconnections or processing hubs enhancing producer optionality and net backs . Allows customers to fill capacity commitments Acreage Dedication 30% on interconnecting pipelines . Strategically-located assets adjacent to long-haul, interstate pipelines allows for future expansion Take-or-Pay 63%

Midstream Asset Overview LNG Peaking: • Temple LNG (205,000 Dth/day vaporization, 1.25 MMdth storage) • Manning liquefaction (10,000 to 15,000 Dth/day) • Steelton vaporization (65,000 to 70,000 Dth/day) • Bethlehem vaporization (65,000 to 70,000 Dth/day) • Portable LNG vaporization • In-service (15,000 Dth/day) • Under construction (5,000 Dth/day) UGI 53 CORPORATION Built Pipeline capacity: • Auburn system (635,000 Dth/day) • Sunbury Pipeline (200,000 Dth/day) • Union Dale (100,000 Dth/day) • Texas Creek (200,000 Dth/day) • Marshlands (80,000 Dth/day) • Ponderosa (33,000 Dth/day) • CMG (2,675,000 Dth/day) Storage: • 15 MMdth natural gas storage

Midstream – PennEast Pipeline

System Highlights:

- 120-mile natural gas pipeline from Luzerne County, Pennsylvania to the Trenton-Woodbury interconnection in New Jersey
- Affiliates of all members plan to be customers of the pipeline under 15-year contracts

PennEast Update:

- September 2019 – a panel of the U.S. Court of Appeals for the Third Circuit ruled that NJ's Eleventh Amendment immunity barred PennEast from bringing an eminent domain lawsuit in federal court, under the Natural Gas Act, against the State of NJ
- PennEast has filed a petition for declaratory order with FERC regarding interpretation of the Natural Gas Act
- PennEast expects to file a petition for a writ of certiorari to seek U.S. Supreme Court review of the Third Circuit decision

UGI CORPORATION

PennEast Pipeline (Red)


Susquehanna
Tennessee
Wayne
Sullivan
Millennium
Auburn
Springville
Wyoming
Lackawanna
Transco
Pike
Luzerne
Compressor: 47,700 HP (ISO)
Sussex
Montour
Columbia
Monroe
PennEast Pipeline
Warren
Morris
Northumberland
Schuylkill
Northampton
Lehigh
Hunterdon
Algonquin
Somerset
Texas Eastern
Lebanon
Bucks
Columbia
Transco
Mercer
Southern Company Gas
NJR Pipeline
SJI
Spectra Energy Partners
UGI Energy Services
Southern Company Gas
NJR Pipeline Company
South Jersey Industries
Spectra/ Enbridge
UGI Energy Services

54